Supplemental Financial Information March 31, 2022 Exhibit 99.2

Table of Contents OVERVIEW 03 About Host Hotels & Resorts 04 Analyst Coverage 05 Forward-Looking Statements 06 Non-GAAP Financial Measures 07 PROPERTY LEVEL DATA 08 All Owned Hotels (Pro Forma) Results by Location 09 CAPITALIZATION 15 Comparative Capitalization  16 Consolidated Debt Summary as of March 31, 2022 and December 31, 2021 17 Consolidated Debt Maturity as of March 31, 2022 18 Ground Lease Summary as of December 31, 2021 19 Property Transactions 20 Historical Pro Forma Results  21 FINANCIAL COVENANTS 24 Credit Facility Amendments 25 Credit Facility and Senior Notes Financial Performance Tests 26 Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio 27 Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Unsecured Interest Coverage Ratio  28 Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio 29 Reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test 30 Reconciliation of GAAP Secured Indebtedness Test to Senior Notes Indenture Secured Indebtedness Test 31 Reconciliation of GAAP Interest Coverage Ratio to Senior Notes Indenture EBITDA-to-Interest Coverage Ratio  32 Reconciliation of GAAP Assets to Indebtedness Test to Senior Notes Unencumbered Assets to Unsecured Indebtedness Test 33 NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION 34 All Owned Hotel Pro Forma Operating Statistics and Results 35 Non-GAAP Financial Measures 35

OVERVIEW PROPERTY LEVEL DATA CAPITALIZATION Financial Covenants NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

About host Hotels & Resorts Premier US LODGING REIT LUXURY & UPPER UPSCALE CONSOLIDATED HOTELS PORTFOLIO(2) 78 42,300 20 Hotels Rooms TOP US MARKETS S&P 500 $14.1 BILLION $18.2 BILLION COMPANY Market Cap(1) ENTERPRISE VALUE(1) Based on market cap as of March 31, 2022. See Comparative Capitalization for calculation. At May 4, 2022.

Analyst Coverage The Company is followed by the analysts listed above.  Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of the Company or its management.  The Company does not by its reference above imply its endorsement of or concurrence with any of such analysts’ information, conclusions or recommendations. BAIRD Mike Bellisario 414-298-6130 mbellisario@rwbaird.com DEUTSCHE BANK SECURITIES Chris Woronka 212-250-9376 Chris.Woronka@db.com RAYMOND JAMES & ASSOCIATES Bill Crow 727-567-2594 Bill.crow@raymondjames.com BANK OF AMERICA MERRILL LYNCH Shaun Kelley 646-855-1005 shaun.kelley@baml.com EVERCORE ISI Richard Hightower 212-752-0886 rhightower@evercoreisi.com SMBC NIKKO SECURITIES AMERICA, INC. Richard Anderson 646-521-2351 randerson@smbcnikko-si.com BARCLAYS CAPITAL Anthony Powell 212-526-8768 anthony.powell@barclays.com GOLDMAN SACHS & CO. Stephen Grambling 212-902-7832 Stephen.Grambling@gs.com STIFEL, NICOLAUS & CO. Simon Yarmak 443-224-1345 yarmaks@stifel.com BMO CAPITAL MARKETS Ari Klein 212-885-4103 ari.klein@bmo.com GREEN STREET ADVISORS Chris Darling 949-640-8780 cdarling@greenst.com TRUIST C. Patrick Scholes 212-319-3915 Patrick.scholes@suntrust.com CAPITAL ONE SECURITIES Neil Malkin 571-633-8191 neil.malkin@capitalone.com JEFFERIES David Katz 212-323-3355 dkatz@jefferies.com UBS SECURITIES LLC Robin Farley 212-713-2060 Robin.farley@ubs.com CITI INVESTMENT RESEARCH Smedes Rose 212-816-6243 smedes.rose@citi.com J.P. MORGAN SECURITIES Joe Greff 212-622-0548 Joseph.greff@jpmorgan.com WELLS FARGO SECURITIES LLC Dori Kesten 617-603-4233 dori.kesten@wellsfargo.com COMPASS POINT RESEARCH & TRADING, LLC Floris van Dijkum 646-757-2621 fvandijkum@compasspointllc.com MORGAN STANLEY & CO. Thomas Allen 212-761-3356  Thomas.Allen@morganstanley.com

ABOUT HOST HOTELS & RESORTS Host Hotels & Resorts, Inc., herein referred to as “we,” “Host Inc.,” or the “Company,” is a self-managed and self-administered real estate investment trust that owns hotel properties. We conduct our operations as an umbrella partnership REIT through an operating partnership, Host Hotels & Resorts, L.P. (“Host LP”), of which we are the sole general partner. When distinguishing between Host Inc. and Host LP, the primary difference is approximately 1% of the partnership interests in Host LP held by outside partners as of March 31, 2022, which are non-controlling interests in Host LP in our consolidated balance sheets and is included in net (income) loss attributable to non-controlling interests in our consolidated statements of operations. Readers are encouraged to find further detail regarding our organizational structure in our annual report on Form 10-K. Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements which include, but may not be limited to, our expectations regarding the impact of the COVID-19 pandemic on our business, the recovery of travel and the lodging industry and 2022 estimates with respect to our business, are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the duration and scope of the COVID-19 pandemic and its short and longer-term impact on the demand for travel, transient and group business, and levels of consumer confidence; actions governments, businesses and individuals take in response to the pandemic, including limiting or banning travel or the size of gatherings; the impact of the pandemic and actions taken in response to the pandemic on global and regional economies, travel, and economic activity, including the duration and magnitude of its impact on unemployment rates, business investment and consumer discretionary spending; the pace of recovery when the COVID-19 pandemic subsides; general economic uncertainty in U.S. markets where we own hotels and a worsening of economic conditions or low levels of economic growth in these markets; the effects of steps we and our hotel managers take to reduce operating costs in response to the COVID-19 pandemic; other changes (apart from the COVID-19 pandemic) in national and local economic and business conditions and other factors such as natural disasters and weather that will affect occupancy rates at our hotels and the demand for hotel products and services; the impact of geopolitical developments outside the U.S. on lodging demand; volatility in global financial and credit markets; operating risks associated with the hotel business; risks and limitations in our operating flexibility associated with the level of our indebtedness and our ability to meet covenants in our debt agreements; risks associated with our relationships with property managers and joint venture partners; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; the effects of hotel renovations on our hotel occupancy and financial results; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; risks associated with our ability to complete acquisitions and develop new properties and the risks that acquisitions and new developments may not perform in accordance with our expectations; our ability to continue to satisfy complex rules in order for us to remain a REIT for federal income tax purposes; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to make special dividends; and other risks and uncertainties associated with our business described in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this supplemental presentation is as of May 4, 2022, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. overview

Included in this supplemental information are certain “non-GAAP financial measures,” which are measures of our historical or future financial performance that are not calculated and presented in accordance with GAAP (U.S. generally accepted accounting principles), within the meaning of applicable SEC rules. They are as follows: (i) EBITDA (for both the Company and hotel level), (ii) EBITDAre and Adjusted EBITDAre, (iii) Net Operating Income (NOI) and (iv) All Owned Hotel Pro Forma Operating Statistics and Results. Also included are reconciliations to the most directly comparable GAAP measures. See the Notes to Supplemental Financial Information for definitions of these measures, why we believe these measures are useful and limitations on their use. Also included in this supplemental information is our leverage ratio, unsecured interest coverage ratio and fixed charge coverage ratio, calculated in accordance with our credit facility, along with our EBITDA to interest coverage ratio, indenture indebtedness test, indenture secured indebtedness test, and indenture unencumbered assets to unsecured indebtedness test, calculated in accordance with our senior notes indenture covenants. Included with these ratios are reconciliations calculated in accordance with GAAP. See the Notes to Supplemental Financial Information for information on how these supplemental measures are calculated, why we believe they are useful and limitations on their use. Non-GAAP Financial Measures

Overview Property level data capitalization Financial Covenants NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

All owned Hotels (pro forma) Results by Location (unaudited, in millions, except hotel statistics and per room basis) Quarter ended March 31, 2022 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR (1) Total revenues Total Revenues per Available Room ⁽²⁾ Hotel Net Income Hotel EBITDA (3) Miami 2 1,033 $733.63 70.9% $520.02 $79.1 $819.53 $31.9 $36.0 Maui/Oahu 4 2,007 544.76 76.4 416.04 115.7 640.58 30.8 45.0 Florida Gulf Coast 5 1,850 555.52 74.0 411.06 129.8 779.69 50.3 62.5 Phoenix 4 1,822 458.96 73.8 338.92 110.6 674.47 45.3 56.2 Jacksonville 1 446 532.17 60.5 321.85 28.8 718.05 8.1 11.3 Orlando 2 2,448 458.86 58.1 266.55 107.6 488.36 29.0 41.3 Los Angeles/ Orange County 3 1,067 287.84 64.9 186.70 25.6 266.13 1.7 4.8 Austin 2 767 278.59 61.8 172.23 19.7 285.80 4.7 7.8 San Diego 3 3,288 257.75 61.6 158.83 87.5 295.65 14.3 29.5 San Antonio 2 1,512 188.39 67.3 126.82 26.9 197.62 4.8 9.1 Philadelphia 2 810 176.60 66.7 117.84 13.4 183.75 (0.2) 2.3 Atlanta 2 810 173.11 66.3 114.76 12.9 177.40 1.9 4.1 New Orleans 1 1,333 203.99 55.9 113.96 20.1 167.80 4.5 7.1 Houston 5 1,942 179.90 60.9 109.60 26.1 149.28 1.9 7.0 New York 2 2,486 258.15 41.4 106.99 34.1 152.56 (42.9) (8.3) Northern Virginia 2 916 198.70 52.8 104.94 12.3 148.86 (1.1) 1.2 Washington, D.C. (CBD) (4) 5 3,238 236.46 38.5 91.13 38.2 131.17 (3.2) 5.6 San Francisco/ San Jose 6 4,162 197.28 45.0 88.73 51.9 138.45 (14.7) 1.9 Boston 2 1,495 181.69 47.6 86.56 15.1 112.42 (3.7) 1.1 Denver 3 1,340 152.03 45.3 68.83 12.4 102.89 — 2.8 Chicago 4 1,816 156.81 40.1 62.93 13.7 84.05 (10.5) (5.3) Seattle 2 1,315 174.78 35.4 61.83 10.4 87.48 (6.7) (3.1) Other 9 2,932 272.54 50.8 138.46 51.1 193.54 4.8 12.5 Other property level (5) 1.3 (3.0) (3.0) Domestic 73 40,835 311.06 55.2 171.62 1,044.3 283.53 148.0 329.4 International 5 1,499 98.95 39.5 39.12 7.8 57.86 (2.0) 0.3 All Locations 78 42,334 $305.63 54.6% $166.93 $1,052.1 $275.55 $146.0 $329.7 (Severance) reversal at hotel properties — — (1.7) Pro forma adjustments (6) 22.1 — (10.9) Gain on sale of property and corporate level income/expense — (28.0) (7.0) Total 78 42,334 — — — $1,074.2 — $118.0 $310.1 RevPAR is the product of the average daily room rate charged and the average daily occupancy achieved. Total Revenues per Available Room (“Total RevPAR”) is a summary measure of hotel results calculated by dividing the sum of room, food and beverage and other ancillary service revenue by room nights available to guests for the period. It includes ancillary revenues not included within RevPAR. Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in “gain on sale of property and corporate level income/expense.” Refer to the table below for reconciliation of net income to EBITDA by location. CBD refers to the central business district. Other property level includes certain ancillary revenues. Pro forma adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of March 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of March 31, 2022. The AC Hotel Scottsdale North is a new development hotel located in Phoenix that opened in January 2021 and the Laura Hotel in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings.

All owned Hotels (pro forma) Results by Location (unaudited, in millions, except hotel statistics and per room basis) Quarter ended March 31, 2022 Location No. of Properties No. of Rooms Hotel Net Income Plus: Depreciation Plus: Interest Expense Plus: Income Tax Plus: Severance (reversal) at hotel properties Plus: Pro Forma Adjustments Equals: Hotel EBITDA Miami 2 1,033 $31.9 $5.7 $ — $ — $ — $(1.6) $36.0 Maui/Oahu 4 2,007 30.8 14.1 — — 0.1 — 45.0 Florida Gulf Coast 5 1,850 50.3 12.2 — — — — 62.5 Phoenix 4 1,822 45.3 10.9 — — — — 56.2 Jacksonville 1 446 8.1 3.2 — — — — 11.3 Orlando 2 2,448 29.0 12.3 — — — — 41.3 Los Angeles/ Orange County 3 1,067 1.7 3.1 — — — — 4.8 Austin 2 767 4.7 3.1 — — — — 7.8 San Diego 3 3,288 14.3 15.2 — — — — 29.5 San Antonio 2 1,512 4.8 4.3 — — — — 9.1 Philadelphia 2 810 (0.2) 2.5 — — — — 2.3 Atlanta 2 810 1.9 2.2 — — — — 4.1 New Orleans 1 1,333 4.5 2.6 — — — — 7.1 Houston 5 1,942 1.9 5.1 — — — — 7.0 New York 2 2,486 (42.9) 22.3 — — 1.6 10.7 (8.3) Northern Virginia 2 916 (1.1) 2.3 — — — — 1.2 Washington, D.C. (CBD) 5 3,238 (3.2) 8.8 — — — — 5.6 San Francisco/ San Jose 6 4,162 (14.7) 16.6 — — — — 1.9 Boston 2 1,495 (3.7) 3.0 — — — 1.8 1.1 Denver 3 1,340 — 2.8 — — — — 2.8 Chicago 4 1,816 (10.5) 5.2 — — — — (5.3) Seattle 2 1,315 (6.7) 3.6 — — — — (3.1) Other 9 2,932 4.8 7.7 — — — — 12.5 Other property level (1) (3.0) — — — — — (3.0) Domestic 73 40,835 148.0 168.8 — — 1.7 10.9 329.4 International 5 1,499 (2.0) 2.3 — — — — 0.3 All Locations 78 42,334 $146.0 $171.1 $ — $ — $1.7 $10.9 $329.7 (Severance) reversal at hotel properties — — — — (1.7) — (1.7) Pro forma adjustments (2) — — — — — (10.9) (10.9) Gain on sale of property and corporate level income/expense (28.0) 0.4 36.3 (15.7) — — (7.0) Total 78 42,334 $118.0 $171.5 $36.3 $(15.7) $ — $ — $310.1 Other property level includes certain ancillary revenues. Pro forma adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of March 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of March 31, 2022. The AC Hotel Scottsdale North is a new development hotel located in Phoenix that opened in January 2021 and the Laura in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings.

All owned Hotels (pro forma) Results by Location (unaudited, in millions, except hotel statistics and per room basis) Quarter ended March 31, 2021 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total revenues Total Revenues per Available Room Hotel Net Income Hotel EBITDA (1) Miami 2 1,033 $667.52 54.4% $363.25 $53.9 $558.76 $16.8 $22.4 Maui/Oahu 4 2,007 404.89 40.0 162.15 46.0 257.24 (6.2) 6.7 Florida Gulf Coast 5 1,850 521.91 52.8 275.67 81.2 489.52 25.0 35.4 Phoenix 4 1,822 355.31 49.9 177.15 53.8 335.19 10.4 21.9 Jacksonville 1 446 484.86 35.5 171.97 13.9 345.82 3.4 6.1 Orlando 2 2,448 497.39 17.4 86.51 34.2 155.07 (10.6) 0.6 Los Angeles/ Orange County 3 1,067 197.29 21.7 42.81 5.6 58.31 (11.6) (2.3) Austin 2 767 144.70 40.5 58.58 6.5 94.12 (0.4) (0.3) San Diego 3 3,288 156.29 17.1 26.69 14.3 48.42 (22.9) (7.3) San Antonio 2 1,512 126.00 27.1 34.11 6.5 48.10 (4.3) — Philadelphia 2 810 135.04 36.9 49.89 5.1 70.10 (3.1) (0.5) Atlanta 2 810 134.42 43.1 57.96 5.5 74.95 (4.3) — New Orleans 1 1,333 107.71 13.3 14.30 3.3 27.41 (2.8) (0.3) Houston 4 1,719 125.89 50.9 64.05 13.4 86.95 (1.9) 2.6 New York 2 2,486 147.04 19.6 28.87 8.2 36.81 (32.9) (7.8) Northern Virginia 2 916 161.02 34.7 55.90 6.6 79.84 (5.0) (1.1) Washington, D.C. (CBD) 5 3,238 152.00 49.3 74.98 22.9 78.49 (3.8) 5.3 San Francisco/ San Jose 6 4,162 139.20 13.2 18.37 9.0 24.13 (33.0) (14.1) Boston 2 1,495 117.71 14.5 17.08 3.0 22.05 (15.3) (4.5) Denver 3 1,340 112.49 17.2 19.34 2.8 23.70 (6.4) (2.8) Chicago 4 1,816 115.21 16.2 18.62 3.7 22.77 (12.3) (7.0) Seattle 2 1,315 149.63 7.2 10.84 1.7 14.53 (8.5) (4.7) Other 9 2,932 220.69 32.7 72.18 26.8 101.44 (7.3) 3.3 Other property level (2) 1.1 (0.2) (0.2) Domestic 72 40,612 256.57 29.0 74.51 429.0 117.18 (137.2) 51.4 International 5 1,499 89.36 13.0 11.62 2.1 15.46 (4.6) (2.3) All Locations 77 42,111 $253.85 28.5% $72.27 $431.1 $113.55 $(141.8) $49.1 (Severance) reversal at hotel properties — — 1.8 Pro forma adjustments (3) (32.3) — (28.0) Gain on sale of property and corporate level income/expense — (11.2) (14.5) Total 77 42,111 — — — $398.8 — $(153.0) $8.4 Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in “gain on sale of property and corporate level income/expense.” Refer to the table below for reconciliation of net income to EBITDA by location. Other property level includes certain ancillary revenues. Pro forma adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of March 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of March 31, 2022. The AC Hotel Scottsdale North is a new development hotel located in Phoenix that opened in January 2021 and the Laura Hotel in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings.

All owned Hotels (pro forma) Results by Location (unaudited, in millions, except hotel statistics and per room basis) Quarter ended March 31, 2021 Location No. of Properties No. of Rooms Hotel Net Income Plus: Depreciation Plus: Interest Expense Plus: Income Tax Plus: Severance (reversal) at hotel properties Plus: Pro Forma Adjustments Equals: Hotel EBITDA Miami 2 1,033 $16.8 $6.1 $ — $ — $ — $(0.5) $22.4 Maui/Oahu 4 2,007 (6.2) 14.0 — — (1.5) 0.4 6.7 Florida Gulf Coast 5 1,850 25.0 10.4 — — — — 35.4 Phoenix 4 1,822 10.4 11.5 — — — — 21.9 Jacksonville 1 446 3.4 2.7 — — — — 6.1 Orlando 2 2,448 (10.6) 7.4 — — — 3.8 0.6 Los Angeles/ Orange County 3 1,067 (11.6) 5.8 — — (0.1) 3.6 (2.3) Austin 2 767 (0.4) 0.4 — — — (0.3) (0.3) San Diego 3 3,288 (22.9) 15.6 — — — — (7.3) San Antonio 2 1,512 (4.3) 4.3 — — — — — Philadelphia 2 810 (3.1) 2.6 — — — — (0.5) Atlanta 2 810 (4.3) 5.6 — — — (1.3) — New Orleans 1 1,333 (2.8) 2.5 — — — — (0.3) Houston 4 1,719 (1.9) 4.5 — — — — 2.6 New York 2 2,486 (32.9) 15.3 — — — 9.8 (7.8) Northern Virginia 2 916 (5.0) 2.9 — — — 1.0 (1.1) Washington, D.C. (CBD) 5 3,238 (3.8) 9.1 — — — — 5.3 San Francisco/ San Jose 6 4,162 (33.0) 18.0 — — (0.1) 1.0 (14.1) Boston 2 1,495 (15.3) 6.1 — — (0.1) 4.8 (4.5) Denver 3 1,340 (6.4) 3.7 — — (0.1) — (2.8) Chicago 4 1,816 (12.3) 5.3 — — — — (7.0) Seattle 2 1,315 (8.5) 3.8 — — — — (4.7) Other 9 2,932 (7.3) 4.8 — — 0.1 5.7 3.3 Other property level (1) (0.2) — — — — — (0.2) Domestic 72 40,612 (137.2) 162.4 — — (1.8) 28.0 51.4 International 5 1,499 (4.6) 2.3 — — — — (2.3) All Locations 77 42,111 $(141.8) $164.7 $ — $ — $(1.8) $28.0 $49.1 (Severance) reversal at hotel properties — — — — 1.8 — 1.8 Pro forma adjustments (2) — — — — — (28.0) (28.0) Gain on sale of property and corporate level income/expense (11.2) 0.2 42.4 (45.9) — — (14.5) Total 77 42,111 $(153.0) $164.9 $42.4 $(45.9) $ — $ — $8.4 Other property level includes certain ancillary revenues. Pro forma adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of March 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of March 31, 2022. The AC Hotel Scottsdale North is a new development hotel located in Phoenix that opened in January 2021 and the Laura in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings.

All owned Hotels (pro forma) results by Location (unaudited, in millions, except hotel statistics and per room basis) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in “gain on sale of property and corporate level income/expense.” Refer to the table below for reconciliation of net income to EBITDA by location. Other property level includes certain ancillary revenues. Pro forma adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of March 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of March 31, 2022. The AC Hotel Scottsdale North is a new development hotel located in Phoenix that opened in January 2021 and the Laura Hotel in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings. Quarter ended March 31, 2019 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total revenues Total Revenues per Available Room Hotel Net Income Hotel EBITDA (1) Miami 2 1,033 $462.17 85.4% $394.58 $58.1 $599.20 $15.0 $25.6 Maui/Oahu 4 2,007 437.66 89.0 389.36 107.3 601.06 27.1 39.2 Florida Gulf Coast 5 1,850 439.30 83.1 364.98 121.1 729.85 42.8 52.1 Phoenix 3 1,657 373.48 82.7 308.80 95.9 644.54 36.1 42.6 Jacksonville 1 446 367.78 78.6 289.04 27.7 690.11 7.4 9.7 Orlando 2 2,448 318.30 79.1 251.68 112.7 511.48 20.5 37.5 Los Angeles/ Orange County 3 1,067 259.82 82.9 215.39 32.1 334.75 10.6 7.5 Austin 2 767 278.33 84.3 234.59 27.6 399.89 (0.1) 11.7 San Diego 3 3,288 252.91 76.9 194.59 103.4 349.55 19.9 35.3 San Antonio 2 1,512 196.01 77.4 151.75 31.3 229.98 6.4 9.1 Philadelphia 2 810 190.16 78.1 148.48 17.7 242.24 — 3.3 Atlanta 2 810 215.83 85.8 185.09 22.2 304.09 12.9 8.8 New Orleans 1 1,333 209.79 81.6 171.18 30.0 249.87 8.5 11.3 Houston 4 1,719 182.60 75.8 138.36 31.0 201.04 4.3 9.2 New York 2 2,486 258.82 71.9 186.02 68.1 305.05 (13.8) 1.1 Northern Virginia 2 916 221.89 72.2 160.11 21.3 258.83 4.3 5.4 Washington, D.C. (CBD) 5 3,238 247.89 73.3 181.79 75.1 257.64 9.2 19.2 San Francisco/ San Jose 6 4,162 311.75 78.2 243.92 127.2 340.35 34.0 47.1 Boston 2 1,495 195.31 73.5 143.63 30.0 222.97 (2.6) 5.6 Denver 3 1,340 161.82 64.7 104.75 19.1 158.27 0.7 5.0 Chicago 4 1,816 148.27 60.4 89.50 20.9 128.94 (8.3) (1.3) Seattle 2 1,315 194.12 77.4 150.15 24.1 203.91 (0.5) 3.6 Other 9 2,932 184.67 68.8 127.08 49.2 186.06 11.2 9.1 Other property level (2) 1.1 (1.2) (1.2) Domestic 71 40,447 272.38 76.6 208.68 1,254.2 344.39 244.4 396.5 International 5 1,499 143.88 67.6 97.32 19.0 140.81 1.3 4.0 All Locations 76 41,946 $268.31 76.3% $204.70 $1,273.2 $337.11 $245.7 $400.5 Pro forma adjustments (3) 116.7 — 14.4 Gain on sale of property and corporate level income/expense — (56.7) (10.7) Total 76 41,946 — — — $1,389.9 — $189.0 $404.2

All owned Hotels (pro forma) results by Location (unaudited, in millions, except hotel statistics and per room basis) Other property level includes certain ancillary revenues. Pro forma adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of March 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of March 31, 2022. The AC Hotel Scottsdale North is a new development hotel located in Phoenix that opened in January 2021 and the Laura in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings. Quarter ended March 31, 2019   Year ended March 31, 2019     Location No. of Properties No. of Rooms Hotel Net Income Plus: Depreciation Plus: Interest Expense Plus: Income Tax Plus: Pro Forma Adjustments Equals: Hotel EBITDA Miami 2 1,033 $15.0 $4.0 $ — $ — $6.6 $25.6 Maui/Oahu 4 2,007 27.1 11.4 — — 0.7 39.2 Florida Gulf Coast 5 1,850 42.8 9.3 — — — 52.1 Phoenix 3 1,657 36.1 13.3 — — (6.8) 42.6 Jacksonville 1 446 7.4 2.3 — — — 9.7 Orlando 2 2,448 20.5 5.6 — — 11.4 37.5 Los Angeles/ Orange County 3 1,067 10.6 8.3 — — (11.4) 7.5 Austin 2 767 (0.1) — — — 11.8 11.7 San Diego 3 3,288 19.9 20.5 — — (5.1) 35.3 San Antonio 2 1,512 6.4 2.7 — — — 9.1 Philadelphia 2 810 — 3.3 — — — 3.3 Atlanta 2 810 12.9 5.3 — — (9.4) 8.8 New Orleans 1 1,333 8.5 2.8 — — — 11.3 Houston 4 1,719 4.3 4.9 — — — 9.2 New York 2 2,486 (13.8) 12.7 — — 2.2 1.1 Northern Virginia 2 916 4.3 4.4 — — (3.3) 5.4 Washington, D.C. (CBD) 5 3,238 9.2 10.0 — — — 19.2 San Francisco/ San Jose 6 4,162 34.0 15.4 — — (2.3) 47.1 Boston 2 1,495 (2.6) 9.0 — — (0.8) 5.6 Denver 3 1,340 0.7 4.3 — — — 5.0 Chicago 4 1,816 (8.3) 7.1 — — (0.1) (1.3) Seattle 2 1,315 (0.5) 4.1 — — — 3.6 Other 9 2,932 11.2 5.8 — — (7.9) 9.1 Other property level (1) (1.2) — — — — (1.2) Domestic 71 40,447 244.4 166.5 — — (14.4) 396.5 International 5 1,499 1.3 2.7 — — — 4.0 All Locations 76 41,946 $245.7 $169.2 $ — $ — $(14.4) $400.5 Pro forma adjustments (2) — — — — 14.4 14.4 Gain on sale of property and corporate level income/expense (56.7) 1.1 43.4 1.5 — (10.7) Total 76 41,946 $189.0 $170.3 $43.4 $1.5 $ — $404.2

Overview Property level data Capitalization Financial Covenants NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

Comparative Capitalization (in millions, except security pricing and per share amounts) As of As of As of As of As of March 31, December 31, September 30, June 30, March 31, Shares/Units 2022 2021 2021 2021 2021 Common shares outstanding 714.8 714.1 714.0 713.9 706.1 Common shares outstanding assuming conversion of OP Units (1) 725.2 721.3 721.3 721.3 713.4 Preferred OP Units outstanding 0.01 0.01 0.01 0.01 0.01 Security pricing Common stock at end of quarter (2) $19.43 $17.39 $16.33 $17.09 $16.85 High during quarter 19.93 18.38 17.32 18.43 18.42 Low during quarter 16.57 15.36 14.86 16.51 13.50 Capitalization Market value of common equity (3) $14,091 $12,543 $11,779 $12,327 $12,021 Consolidated debt 4,210 4,891 5,545 5,542 5,540 Less: Cash (266) (807) (1,038) (1,450) (2,008) Consolidated total capitalization 18,035 16,627 16,286 16,419 15,553 Plus: Share of debt in unconsolidated investments 143 144 142 143 144 Pro rata total capitalization $18,178 $16,771 $16,428 $16,562 $15,697 Quarter ended Quarter ended Quarter ended Quarter ended Quarter ended March 31, December 31, September 30, June 30, March 31, 2022 2021 2021 2021 2021 Dividends declared per common share $0.03 $0.00 $0.00 $0.00 $0.00 Each OP Unit is redeemable for cash or, at our option, for 1.021494 common shares of Host Inc. At March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021, and March 31, 2021, there were 10.2 million, 7.1 million, 7.1 million, 7.2 million, and 7.2 million in common OP Units, respectively, held by non-controlling interests. Share prices are the closing price as reported by the NASDAQ. Market value of common equity is calculated as the number of common shares outstanding including assumption of conversion of OP units multiplied the closing share price on that day.

Consolidated Debt Summary (in millions) There are no outstanding credit facility borrowings at March 31, 2022. Amount shown represents deferred financing costs related to the credit facility revolver. In accordance with GAAP, total debt includes the debt of entities that we consolidate, but of which we do not own 100%, and excludes the debt of entities that we do not consolidate, but of which we have a non-controlling ownership interest and record our investment therein under the equity method of accounting. As of March 31, 2022, our share of debt in unconsolidated investments is $143 million and none of our debt is attributable to non-controlling interests. Total debt as of March 31, 2022 and December 31, 2021 includes net discounts and deferred financing costs of $46 million and $49 million, respectively. Debt Senior debt Rate Maturity date March 31, 2022 December 31, 2021 Series E 4% 6/2025 $498 $498 Series F 4 1⁄2% 2/2026 398 398 Series G 3 7⁄8% 4/2024 398 398 Series H 3 ⅜% 12/2029 642 641 Series I 3 1⁄2% 9/2030 735 735 Series J 2.9%   12/2031     440     439 2024 Credit facility term loan 1.7% 1/2024 498 498 2025 Credit facility term loan 1.7% 1/2025 499 499 Credit facility revolver (1) — 1/2024 (6) 676 4,102 4,782 Mortgage and other debt Mortgage and other debt 4.9% 2/2024 - 11/2027 108 109 Total debt(2)(3) $4,210 $4,891 Percentage of fixed rate debt 76% 66% Weighted average interest rate 3.4% 3.1% Weighted average debt maturity 5.3 years 5.1 years Credit Facility Total capacity $1,500 Available capacity 1,495 Assets encumbered by mortgage debt     1

Consolidated Debt Maturity as of March 31, 2022 The term loan and revolver under our credit facility that are due in 2024 have extension options that would extend maturity of both instruments to 2025, subject to meeting certain conditions, including payment of a fee. Mortgage and other debt excludes principal amortization of $2 million each year from 2022-2027 for the mortgage loan that matures in 2027.

Ground Lease Summary as of December 31, 2021 As of December 31, 2021 No. of rooms Lessor Institution Type Minimum rent Current expiration Expiration after all potential options (1) 1 Boston Marriott Copley Place 1,144 Public N/A (2) 12/13/2077 12/13/2077 2 Coronado Island Marriott Resort & Spa 300 Public 1,378,850 10/31/2062 10/31/2078 3 Denver Marriott West 305 Private 160,000 12/28/2028 12/28/2058 4 Houston Airport Marriott at George Bush Intercontinental 573 Public 1,560,000 10/31/2053 10/31/2053 5 Houston Marriott Medical Center/Museum District 398 Non-Profit 160,000 12/28/2029 12/28/2059 6 Manchester Grand Hyatt San Diego 1,628 Public 6,600,000 5/31/2067 5/31/2083 7 Marina del Rey Marriott 370 Public 1,991,076 3/31/2043 3/31/2043 8 Marriott Downtown at CF Toronto Eaton Centre 461 Non-Profit 395,600 9/20/2082 9/20/2082 9 Marriott Marquis San Diego Marina 1,360 Public 7,650,541 11/30/2061 11/30/2083 10 Newark Liberty International Airport Marriott 591 Public 2,576,119 12/31/2055 12/31/2055 11 Philadelphia Airport Marriott 419 Public 1,309,833 6/29/2045 6/29/2045 12 San Antonio Marriott Rivercenter 1,000 Private 700,000 12/31/2033 12/31/2063 13 San Francisco Marriott Marquis 1,500 Public 1,500,000 8/25/2046 8/25/2076 14 Santa Clara Marriott 766 Private 90,932 11/30/2028 11/30/2058 15 Tampa Airport Marriott 298 Public 1,463,770 12/31/2043 12/31/2043 16 The Ritz-Carlton, Marina del Rey 304 Public 2,078,916 7/29/2067 7/29/2067 17 The Ritz-Carlton, Tysons Corner 398 Private 993,900 6/30/2112 6/30/2112 18 The Westin Cincinnati 456 Public 100,000 6/30/2045 6/30/2075 (3) 19 The Westin South Coast Plaza, Costa Mesa 393 Private 178,160 9/30/2025 9/30/2025 Weighted average remaining lease term (assuming all extension options) 52 years Percentage of leases (based on room count) with Public/Private/Non-Profit lessors 71%/22%/7% Exercise of Host’s option to extend is subject to certain conditions, including the existence of no defaults and subject to any applicable rent escalation or rent re-negotiation provisions. All rental payments have been previously paid and no further rental payments are required for the remainder of the lease term.  No renewal term in the event the Lessor determines to discontinue use of building as a hotel.

Property TRANSACTIONS 2021-2022 dispositions include the sale of nine properties through May 4, 2022. The 2021-2022 dispositions use 2019 full year results as the trailing twelve months is not representative of normalized operations. 2021 acquisitions include seven properties and two golf courses acquired in 2021. The Hyatt Regency Austin, Four Seasons Resort Orlando, Ka’anapali golf courses and Hotel Van Zandt use full year 2019 results, while Baker’s Cay Resort Key Largo and Alila Ventana Big Sur are based on 2021 forecast operations at acquisition, as the hotels experienced renovation disruption and closures in 2019. The Laura Hotel is based on estimated normalized results, which assumes results are in-line with the 2019 results of comparable Houston properties, as the property was re-opened with a new manager and brand in 2021. The Alida, Savannah is based on estimated normalized 2019 results, adjusting for construction disruption to the surrounding Plant Riverside District and for initial ramp-up of hotel operations. Due to the impact of COVID-19, results in 2020 are not reflective of normal operations of the hotels. Any forecast incremental increases to net income compared to net income at underwriting would be equal to the incremental increases in Hotel EBITDA. The cap rate is calculated as the ratio between net operating income (NOI) and the sales price (plus avoided capital expenditures for dispositions). Avoided capital expenditures for 2021-2022 sales represents $334 million of estimated capital expenditure spend requirements for the properties in excess of escrow funding over the next 5 years. The EBITDA multiple is calculated as the ratio between the sales price (plus avoided capital expenditures for dispositions) and Hotel EBITDA. Avoided capital expenditures for 2021-2022 sales represents $435 million of estimated capital expenditure spend requirements for the properties including escrow funding over the next 5 years. Net income cap rate is calculated as the ratio between net income and the sales price. Net income multiple is calculated as the ratio between the sales price and Hotel net income. Sales Price (in millions) Net income Cap Rate (5) Cap Rate (3) Net income multiple (5) EBITDA multiple (4) 2021-2022 completed sales (1) $1,404 2.8% 4.5% 35.3x 17.8x Hyatt Regency Austin $161 8.5% 10.0% 11.8x 8.8x Four Seasons Resort Orlando $610 3.2% 4.7% 31.6x 16.8x Ka'anapali golf courses $28 3.3% 5.3% 30.6x 17.6x Baker's Cay Resort Key Largo $200 4.4% 6.2% 23.0x 14.5x The Laura Hotel $65 7.6% 9.6% 13.2x 9.2x Alila Ventana Big Sur $150 6.9% 9.6% 14.4x 9.3x The Alida, Savannah $103 5.0% 7.3% 20.1x 12.1x Hotel Van Zandt $242 4.5% 6.9% 22.4x 13.2x 2021 completed acquisitions (2) $1,559 4.7% 6.6% 21.1x 13.0x Total Revenues RevPAR Total RevPAR Hotel Net Income Plus: Depreciation Equals: Hotel EBITDA Renewal & Replacement funding Hotel Net Operating Income 2021-2022 completed sales (1) $532.9 $174.83 $248.68 $39.8 $63.3 $103.1 ($24.8) $78.3 Total Revenues RevPAR Total RevPAR Hotel Net Income Plus: Depreciation Equals: Hotel EBITDA Renewal & Replacement funding Hotel Net Operating Income Hyatt Regency Austin $52.2 $188.55 $319.37 $13.6 $4.6 $18.2 ($2.1) $16.1 Four Seasons Resort Orlando $149.6 $561.47 $923.19 $19.3 $16.9 $36.2 ($7.5) $28.7 Ka'anapali golf courses $9.9 - - $0.9 $0.7 $1.6 ($0.1) $1.5 Baker's Cay Resort Key Largo $33.9 $304.25 $464.38 $8.7 $5.1 $13.8 ($1.4) $12.4 The Laura Hotel $20.7 $182.35 $254.32 $4.9 $2.1 $7.0 ($0.8) $6.2 Alila Ventana Big Sur $40.3 $1,319.93 $1,869.98 $10.4 $5.7 $16.1 ($1.7) $14.4 The Alida, Savannah $25.3 $218.94 $401.44 $5.1 $3.4 $8.5 ($1.0) $7.5 Hotel Van Zandt $47.7 $244.44 $409.63 $10.8 $7.5 $18.3 ($1.5) $16.8 2021 completed acquisitions (2) $379.6 $337.12 $557.42 $73.7 $46.0 $119.7 ($16.1) $103.6

HISTORICAL PRO-FORMA RESULTS Historical Pro forma Hotel Metrics – Hotels Owned as of March 31, 2022 (1) (2) Historical Pro Forma Hotel Revenues – Hotels Owned as of March 31, 2022 (1) (2) Three Months Ended Full Year Three Months Ended Full Year March 31, 2022 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 December 31, 2021 March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019 December 31, 2019 Number of hotels 78 77 77 77 77 77 76 76 76 76 76 Number of rooms 42,334 42,111 42,111 42,111 42,111 42,111 41,946 41,946 41,946 41,946 41,946 Pro Forma RevPAR - All Owned Hotels $166.93 $72.27 $110.65 $134.91 $150.56 $117.40 $204.70 $211.52 $188.85 $194.13 $199.74 Pro Forma Occupancy - All Owned Hotels 54.6% 28.5% 44.9% 56.4% 57.0% 46.8% 76.3% 81.8% 79.5% 75.5% 78.3% Pro Forma ADR - All Owned Hotels $305.63 $253.85 $246.52 $239.20 $264.18 $250.83 $268.31 $258.66 $237.56 $256.97 $255.17 Three Months Ended Full Year Three Months Ended Full Year March 31, 2022 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 December 31, 2021 March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019 December 31, 2019 Total Revenues $1,074 $399 $649 $844 $998 $2,890 $1,390 $1,483 $1,262 $1,334 $5,469 Add: Revenues from asset acquisitions - 48 44 23 15 130 104 84 71 82 341 Less: Revenues from asset dispositions (22) (16) (36) (66) (60) (178) (221) (243) (198) (171) (833) Pro Forma Revenue - All Owned Hotels $1,052 $431 $657 $801 $953 $2,842 $1,273 $1,324 $1,135 $1,245 $4,977

HISTORICAL PRO FORMA RESULTS CONT. Historical All Owned Hotels Pro Forma EBITDA – Hotels Owned as of March 31, 2022 (1) (2) Three Months Ended Full Year Three Months Ended Full Year March 31, 2022 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 December 31, 2021 March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019 December 31, 2019 Net income (loss) $118 $(153) $(61) $(120) $323 $(11) $189 $290 $372 $81 $932 Depreciation and amortization 172 165 169 263 165 762 170 166 165 175 676 Interest expense 36 42 43 43 63 191 43 43 46 90 222 Provision (benefit) for income taxes (16) (46) (22) (13) (10) (91) 2 16 4 8 30 Gain on sale of property and corporate level income/expense 7 15 (3) 19 (271) (240) 11 (44) (263) 13 (283) Severance expense (reversal) at hotel properties 2 (2) (1) (2) (5) (10) - - - - - Pro forma adjustments 11 28 27 8 1 64 (14) (44) (27) (18) (103) All Owned Hotels Pro Forma EBITDA(3) $330 $49 $152 $198 $266 $665 $401 $427 $297 $349 $1,474

HISTORICAL PRO-FORMA RESULTS Historical Pro forma Adjusted EBITDAre – Hotels Owned as of March 31, 2022 (1) (2) Three Months Ended Full Year Three Months Ended Full Year March 31, 2022 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 December 31, 2021 March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019 December 31, 2019 Net income (loss) $118 $(153) $(61) $(120) $323 $(11) $189 $290 $372 $81 $932 Interest expense 36 42 43 43 63 191 43 43 46 90 222 Depreciation and amortization 172 165 169 171 165 670 170 166 159 167 662 Income taxes (16) (46) (22) (13) (10) (91) 2 16 4 8 30 EBITDA(3) 310 8 129 81 541 759 404 515 581 346 1,846 Gain on dispositions (12) - - - (303) (303) (2) (57) (273) (2) (334) Non-cash impairment expense - - - 92 - 92 - - 6 8 14 Equity investment adjustments: - Equity in (earnings) losses of affiliates (2) (9) (25) (2) 5 (31) (5) (4) (4) (1) (14) Pro rata EBITDAre of equity investments 10 6 7 8 4 25 9 6 6 4 26 EBITDAre(3) 306 5 111 179 247 542 406 460 316 355 1,538 Adjustments to EBITDAre: Severance expense (reversal) at hotel properties - (2) (1) (2) (5) (10) - - - - - Gain on property insurance settlement - - - - - - - - (4) - (4) Adjusted EBITDAre(3) 306 3 110 177 242 532 406 460 312 355 1,534 Add: EBITDA from asset acquisitions - 9 18 9 6 42 31 22 17 23 93 Less: EBITDA from asset dispositions 11 19 9 (1) (5) 22 (45) (66) (44) (41) (196) Pro forma Adjusted EBITDAre(3) $317 $31 $137 $185 $243 $596 $392 $416 $285 $337 $1,431 The tables above include pro forma adjustments for one asset sold in 2022 and two assets held-for-sale as of March 31, 2022, eight assets acquired in 2021, six properties sold in 2021, one property sold in 2020, 14 properties sold in 2019 and one property acquired in 2019.  Pro forma results represent adjustments for the following items: (i) to remove the results of operations of our hotels sold or held-for-sale as of March 31, 2022, which operations are included in our condensed consolidated statements of operations as continuing operations and (ii) to include the results for periods prior to our ownership for hotels acquired as of March 31, 2022. The AC Hotel Scottsdale North is a new development hotel that opened in January 2021 and The Laura Hotel in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings.  EBITDA, EBITDAre, Adjusted EBITDAre, All Owned Hotels Pro Forma EBITDA, and Pro Forma Adjusted EBITDAre are non-GAAP financial  measures within the meaning of the rules of the Securities and Exchange commission. See the Notes to Supplemental Financial Information for discussion of these non-GAAP measures.

Overview Property Level Data Capitalization Financial Covenants NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

financial Covenants: Credit Facility Amendments (unaudited, in millions, except ratios) Maximum Leverage Ratio 8.50x 8.00x 8.00x 7.50x 7.25x 1Q ’22 2Q ’22 3Q ‘22 4Q ‘22 Beyond During the third quarter 2021, we terminated the Credit Facility covenant waiver period prior to its scheduled expiration. We are required to meet the modified phase-in financial covenant thresholds set forth below through the fourth quarter of 2022 and, after that time, will be subject to the original covenant levels in the credit facility prior to amendment: The following table sets forth the financial performance tests under our credit facility during the modified phase-in period as well as the ratio achieved at quarter end: If the leverage ratio is greater than 7.0x then the unsecured interest coverage ratio minimum becomes 1.50x. The GAAP ratio is not relevant for the purpose of the financial covenants. Per the terms of the credit facility amendments, during the modified phase-in period, the leverage ratio, unsecured interest coverage ratio, and fixed charge coverage ratio are calculated by using the annualized EBITDA results for periods following the exit of the waiver period. See the following pages for a reconciliation of the equivalent GAAP measure. The foregoing reflects certain terms of the amended credit facility agreement, but does not purport to be a complete description of the terms of the amendments and such description is qualified in its entirety by reference to the amendments, copies of which are filed with the SEC. Fixed Charge Coverage Ratio Minimum 1.25x Unsecured Interest Coverage Ratio Minimum 1.75x(1) At March 31, 2022 Credit Facility Financial Performance Tests Under Amendments Permitted GAAP Ratio(2) Covenant Ratio(3) Leverage Ratio Maximum 8.50x 9.8x 4.1x Unsecured Interest Coverage Ratio Minimum 1.75x 2.3x 7.7x Consolidated Fixed Charge Coverage Ratio Minimum 1.25x 2.3x 7.8x

financial Covenants: Credit Facility and Senior Notes Financial Performance Tests (unaudited, in millions, except ratios) At March 31, 2022 Credit Facility Financial Performance Tests Permitted GAAP Ratio Covenant Ratio Leverage Ratio Maximum 7.25x 16.2x 4.6x Unsecured Interest Coverage Ratio Minimum 1.75x(1) 1.4x 6.8x Consolidated Fixed Charge Coverage Ratio Minimum 1.25x 1.4x 6.8x At March 31, 2022 Bond Compliance Financial Performance Tests Permitted GAAP Ratio Covenant Ratio Indebtedness Test Maximum 65% 36% 21% Secured Indebtedness Test Maximum 40% 1% 1% EBITDA-to-interest Coverage ratio Minimum 1.5x 1.4x 6.1x Ratio of Unencumbered Assets to Unsecured Indebtedness Minimum 150% 281% 480% Covenant ratios are calculated using Host’s credit facility and senior notes definitions. The credit facility performance tests are for informational purposes only, as they are calculated using the trailing twelve months results, which calculations are not currently in effect under the amendments to the credit facility. See the subsequent pages for a reconciliation of the equivalent GAAP measure. The GAAP ratio is not relevant for the purpose of the financial covenants. The following tables present the financial performance tests for our credit facility and senior notes: If the leverage ratio is greater than 7.0x then the unsecured interest coverage ratio minimum becomes 1.50x.

Financial covenants: Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio (unaudited, in millions, except ratios) The following table presents the calculation of our leverage ratio as used in the financial covenants of the credit facility: The following presents the reconciliation of debt to net debt per our credit facility definition: (2) The following presents the reconciliation of net income to EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted EBITDA per our credit facility definition in determining leverage ratio: The following table presents the calculation of our leverage ratio using GAAP measures: March 31, 2022 Debt $4,210 Less: Unrestricted cash over $100 million (164) Net debt per credit facility definition $4,046 Trailing Twelve Annualized Months March 31, 2022 Q3 & Q4, 2021 & Q1 2022 Net income $260 $428 Interest expense 185 189 Depreciation and amortization 677 678 Income taxes (61) (52) EBITDA 1,061 1,243 Gain on dispositions (315) (420) Non-cash impairment expense 92 123 Equity in (earnings) losses of affiliates (24) 1 Pro rata EBITDAre of equity investments 29 29 EBITDAre 843 976 Severance (reversal) at hotel properties (8) (9) Adjusted EBITDAre 835 967 Less: (Severance) reversal 8 9 Pro forma EBITDA – Acquisitions 32 19 Pro forma EBITDA - Dispositions (4) (7) Restricted stock expense and other non-cash items 19 19 Non-cash partnership adjustments (15) (10) Adjusted Credit Facility EBITDA $875 $997 GAAP Leverage Ratio Trailing Twelve Annualized Months March 31, 2022 Q3 & Q4, 2021 & Q1 2022 Debt $4,210 $4,210 Net income 260 428 GAAP Leverage Ratio 16.2x 9.8x Leverage Ratio per Credit Facility Trailing Twelve Annualized Months March 31, 2022 Q3 & Q4, 2021 & Q1 2022 Net debt (1) $4,046 $4,046 Adjusted Credit Facility EBITDA (2) 875 997 Leverage Ratio 4.6x 4.1x

Financial Covenants: Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Unsecured Interest Coverage Ratio (unaudited, in millions, except ratios) The following tables present the calculation of our unsecured interest coverage ratio using GAAP measures and as used in the financial covenants of the credit facility: Trailing Twelve Months March 31, 2022 GAAP Interest expense $185 Interest on secured debt (2) Debt extinguishment costs (22) Deferred financing cost amortization (8) Capitalized interest 5 Pro forma interest adjustments (20) Adjusted Credit Facility Unsecured Interest Expense $138 (1) The following reconciles Adjusted Credit Facility EBITDA to Unencumbered Consolidated EBITDA per our credit facility definition. See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for calculation and reconciliation of net income to Adjusted Credit Facility EBITDA: (2) The following reconciles GAAP interest expense to unsecured interest expense per our credit facility definition: GAAP Interest Coverage Ratio Trailing Twelve Annualized Months March 31, 2022 Q3 & Q4, 2021 & Q1 2022 Net income $260 $428 Interest Expense 185 185 GAAP Interest Coverage Ratio 1.4x 2.3x Unsecured Interest Coverage per Credit Facility Ratio Trailing Twelve Annualized Months March 31, 2022 Q3 & Q4, 2021 & Q1 2022 Unencumbered consolidated EBITDA per credit facility definition (1) $939 $1,059 Adjusted Credit Facility unsecured interest expense (2) 138 138 Unsecured Interest Coverage Ratio 6.8x 7.7x Trailing Twelve Annualized Months March 31, 2022 Q3 & Q4, 2021 & Q1 2022 Adjusted Credit Facility EBITDA $875 $997 Less: Encumbered EBITDA ($14) ($16) Corporate overhead 81 81 Interest income (3) (3) Unencumbered Consolidated EBITDA per credit facility definition $939 $1,059

Financial Covenants: Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio (unaudited, in millions, except ratios) The following tables present the calculation of our GAAP Interest coverage ratio and our fixed charge coverage ratio as used in the financial covenants of the credit facility: GAAP Fixed Charge Coverage Ratio Trailing Twelve Annualized Months March 31, 2022 Q3 & Q4, 2021 & Q1 2022 Net income $260 $428 Interest expense 185 185 GAAP Fixed Charge Coverage Ratio 1.4x 2.3x Credit Facility Fixed Charge Coverage Ratio Trailing Twelve Annualized Months March 31, 2022 Q3 & Q4, 2021 & Q1 2022 Credit Facility Fixed Charge Coverage Ratio EBITDA (1) $698 $806 Fixed charges (2) 103 103 Credit Facility Fixed Charge Coverage Ratio 6.8x 7.8x Trailing Twelve Annualized Months March 31, 2022 Q3 & Q4, 2021 & Q1 2022 Adjusted Credit Facility EBITDA $875 $997 Less: 5% of hotel property gross revenue (176) (190) Less: 3% of revenues from other real estate (1) (1) Credit Facility Fixed Charge Coverage Ratio EBITDA $698 $806 Trailing Twelve Months March 31, 2022 Adjusted Credit Facility Unsecured Interest Expense $138 Pro forma interest adjustments for secured debt 3 Interest on secured debt 2 Adjusted Credit Facility Interest Expense $143 Scheduled principal payments 2 Cash tax refund on ordinary income (42) Fixed Charges $103 (2) The following table calculates the fixed charges per our credit facility definition. See Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Unsecured Interest Coverage Ratio for reconciliation of GAAP interest expense to adjusted unsecured interest expense per our credit facility definition: (1) The following reconciles Adjusted Credit Facility EBITDA to Credit Facility Fixed Charge Coverage Ratio EBITDA. See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for calculation and reconciliation of Adjusted Credit Facility EBITDA:

March 31, 2022 Total assets $11,829 Add: Accumulated depreciation 8,645 Add: Prior impairment of assets held 309 Add: Prior inventory impairment at unconsolidated investment 14 Less: Intangibles (10) Less: Right-of-use assets (563) Adjusted Total Assets per Senior Notes Indenture $20,224 Financial Covenants: Reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test (unaudited, in millions, except ratios) The following tables present the calculation of our total indebtedness to total assets using GAAP measures and as used in the financial covenants of our senior notes indenture: (2) The following presents the reconciliation of total assets to adjusted total assets per the financial covenants of our senior notes indenture definition: (1) The following reconciles our GAAP total indebtedness to our total indebtedness per our senior notes indenture: GAAP Total Indebtedness to Total Assets March 31, 2022 Debt $4,210 Total assets 11,829 GAAP Total Indebtedness to Total Assets 36% Total Indebtedness to Total Assets per Senior Notes Indenture March 31, 2022 Adjusted indebtedness (1) $4,235 Adjusted total assets (2) 20,224 Total Indebtedness to Total Assets 21% March 31, 2022 Debt $4,210 Add: Deferred financing costs 28 Less: Mark-to-market on assumed mortgage (3) Adjusted Indebtedness per Senior Notes Indenture $4,235

Financial Covenants: Reconciliation of GAAP Secured Indebtedness Test to Senior Notes Indenture Secured Indebtedness Test (unaudited, in millions, except ratios) The following table presents the calculation of our secured indebtedness using GAAP measures and as used in the financial covenants of our senior notes indenture: (2) See Reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test for reconciliation of GAAP Total Assets to Adjusted Total Assets per our senior notes indenture. (1) The following presents the reconciliation of mortgage debt to secured indebtedness per the financial covenants of our senior notes indenture definition: GAAP Secured Indebtedness March 31, 2022 Mortgage and other secured debt $108 Total assets 11,829 GAAP Secured Indebtedness to Total Assets 1% Secured Indebtedness per Senior Notes Indenture March 31, 2022 Secured indebtedness (1) $106 Adjusted total assets (2) 20,224 Secured Indebtedness to Total Assets 1% March 31, 2022 Mortgage and other secured debt $108 Add: Deferred financing costs on secured debt 1 Less: Mark to market on assumed mortgage (3) Secured Indebtedness $106

Financial Covenants: Reconciliation of GAAP Interest Coverage Ratio to Senior Notes Indenture EBITDA-to-Interest Coverage Ratio (unaudited, in millions, except ratios) The following tables present the calculation of our interest coverage ratio using our GAAP measures and as used in the financial covenants of the senior notes indenture: (1) See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for the calculation of Adjusted Credit Facility EBITDA and reconciliation to net income. (2) See Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio for the calculation of Adjusted Credit Facility interest expense and reconciliation to GAAP interest expense. GAAP Interest Coverage Ratio Trailing Twelve Months March 31, 2022 Net income $260 Interest expense 185 GAAP Interest Coverage Ratio 1.4x EBITDA to Interest Coverage Ratio Trailing Twelve Months March 31, 2022 Adjusted Credit Facility EBITDA (1) $875 Non-controlling interest adjustment 2 Adjusted Senior Notes EBITDA $877 Adjusted Credit Facility interest expense (2) 143 Plus: Premium amortization on assumed mortgage 1 Adjusted Senior Notes Interest Expense $144 EBITDA to Interest Coverage Ratio 6.1x

Financial Covenants: Reconciliation of GAAP Assets to Indebtedness Test to Senior Notes Unencumbered Assets to Unsecured Indebtedness Test (unaudited, in millions, except ratios) The following tables present the calculation of our total assets to total debt using GAAP measures and unencumbered assets to unsecured debt as used in the financial covenants of our senior notes indenture: (1) The following presents the reconciliation of adjusted total assets to unencumbered assets per the financial covenants of our senior notes indenture definition: GAAP Assets / Debt March 31, 2022 Total assets $11,829 Total debt 4,210 GAAP Total Assets / Total Debt 281% March 31, 2022 Adjusted total assets (a) $20,224 Less: Partnership adjustments (143) Less: Prior inventory impairment at unconsolidated investment (14) Less: Encumbered Assets (252) Unencumbered Assets $19,815 Unencumbered Assets / Unsecured Debt per Senior Notes Indenture March 31, 2022 Unencumbered Assets (1) $19,815 Unsecured Debt (2) 4,129 Unencumbered Assets / Unsecured Debt 480% (a) See reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test for reconciliation of GAAP Total Assets to Adjusted Total Assets per our senior notes indenture. (2) The following presents the reconciliation of total debt to unsecured debt per the financial covenants of our senior notes indenture definition: March 31, 2022 Total debt $4,210 Deferred financing costs 28 Less: Mark to market on assumed mortgage (3) Less: Secured indebtedness (b) (106) Unsecured Debt $4,129 (b) See reconciliation of GAAP Secured Indebtedness Test to Senior Notes Indenture Secured Indebtedness Test for the reconciliation of mortgage and other secured debt to senior notes secured indebtedness.

Overview Property level data capitalization Financial Covenants NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

All Owned Hotel Pro Forma Operating Statistics and Results To facilitate a quarter-to-quarter comparison of our operations, we typically present certain operating statistics (i.e., Total RevPAR, RevPAR, average daily rate and average occupancy) and operating results (revenues, expenses, hotel EBITDA and associated margins) for the periods included in this presentation on a comparable hotel basis in order to enable our investors to better evaluate our operating performance (discussed in “Hotel Property Level Operating Results” below). However, due to the COVID-19 pandemic and its effects on operations, there is little comparability between periods. For this reason, we temporarily are suspending our comparable hotel presentation and instead present hotel operating results for all consolidated hotels and, to facilitate comparisons between periods, we are presenting results on a pro forma basis, including the following adjustments: (1) operating results are presented for all consolidated hotels owned as of March 31, 2022, but do not include the results of operations for properties sold or held-for-sale as of the reporting date; and (2) operating results for acquisitions as of March 31, 2022 are reflected for full calendar years, to include results for periods prior to our ownership. For these hotels, since the year-over-year comparison includes periods prior to our ownership, the changes will not necessarily correspond to changes in our actual results. At March 31, 2022, the Sheraton New York Times Square Hotel and YVE Hotel Miami are classified as held-for-sale. Therefore the results of these hotels are excluded from All Owned Hotel Pro Forma Operating Statistics and Results. Non-GAAP financial measures Included in this supplemental information are certain “non-GAAP financial measures,” which are measures of our historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. They are as follows: (i) EBITDA, (ii) EBITDAre and Adjusted EBITDAre, (iii) NOI, (iv) All Owned Hotel Pro Forma Operating Statistics and Results, (v) Credit Facility Financial Performance Tests, and (vi) Senior Notes Financial Performance Tests. The following discussion defines these measures and presents why we believe they are useful supplemental measures of our performance. EBITDA and NOI Earnings before Interest Expense, Income Taxes, Depreciation and Amortization (“EBITDA”) is a commonly used measure of performance in many industries. Management believes EBITDA provides useful information to investors regarding our results of operations because it helps us and our investors evaluate the ongoing operating performance of our properties after removing the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). Management also believes the use of EBITDA facilitates comparisons between us and other lodging REITs, hotel owners that are not REITs and other capital-intensive companies. Management uses EBITDA to evaluate property-level results and EBITDA multiples (calculated as sales price divided by EBITDA) as one measure in determining the value of acquisitions and dispositions and, like Funds From Operations (“FFO”) and Adjusted FFO per diluted share, it is widely used by management in the annual budget process and for our compensation programs. Management also uses NOI when calculating capitalization rates (“Cap Rates”) to evaluate acquisitions and dispositions. For a specific hotel, NOI is calculated as the hotel or entity level EBITDA less an estimate for the annual contractual reserve requirements for renewal and replacement expenditures. Cap Rates are calculated as NOI divided by sales price. Management believes using Cap Rates allows for a consistent valuation method in comparing the purchase or sale value of properties. Notes to supplemental financial information

Non-GAAP financial measures (continued) EBITDAre and Adjusted EBITDAre We present EBITDAre in accordance with NAREIT guidelines, as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate,” to provide an additional performance measure to facilitate the evaluation and comparison of the Company’s results with other REITs. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) excluding interest expense, income tax, depreciation and amortization, gains or losses on disposition of depreciated property (including gains or losses on change of control), impairment expense of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s pro rata share of EBITDAre of unconsolidated affiliates. We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance. We believe that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s understanding of our operating performance. Adjusted EBITDAre also is similar to the measure used to calculate certain credit ratios for our credit facility and senior notes. We adjust EBITDAre for the following items, which may occur in any period, and refer to this measure as Adjusted EBITDAre: Property Insurance Gains – We exclude the effect of property insurance gains reflected in our consolidated statements of operations because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets. In addition, property insurance gains could be less important to investors given that the depreciated asset book value written off in connection with the calculation of the property insurance gain often does not reflect the market value of real estate assets. Acquisition Costs – Under GAAP, costs associated with completed property acquisitions that are considered business combinations are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company. Litigation Gains and Losses – We exclude the effect of gains or losses associated with litigation recorded under GAAP that we consider outside the ordinary course of business. We believe that including these items is not consistent with our ongoing operating performance. Severance Expense – In certain circumstances, we will add back hotel-level severance expenses when we do not believe that such expenses are reflective of the ongoing operation of our properties. Situations that would result in a severance add-back include, but are not limited to, (i) costs incurred as part of a broad-based reconfiguration of the operating model with the specific hotel operator for a portfolio of hotels and (ii) costs incurred at a specific hotel due to a broad-based and significant reconfiguration of a hotel and/or its workforce. We do not add back corporate-level severance costs or severance costs at an individual hotel that we consider to be incurred in the normal course of business. In unusual circumstances, we also may adjust EBITDAre for gains or losses that management believes are not representative of the Company’s current operating performance. The last adjustment of this nature was a 2013 exclusion of a gain from an eminent domain claim. Notes to supplemental financial information

Non-GAAP financial measures (continued) Limitations on the Use of EBITDA, EBITDAre, Adjusted EBITDAre and NOI EBITDA, EBITDAre, Adjusted EBITDAre, and NOI, as presented, may not be comparable to measures calculated by other companies. We calculate EBITDAre in accordance with standards established by NAREIT, which may not be comparable to measures calculated by other companies that do not use the NAREIT definition of EBITDAre. In addition, although EBITDAre is a useful measure when comparing our results to other REITs, they may not be helpful to investors when comparing us to non-REITs. We also calculate Adjusted EBITDAre, which is not in accordance with NAREIT guidance and may not be comparable to measures calculated by other REITs or by other companies. This information should not be considered as an alternative to net income, operating profit, cash from operations or any other operating performance measure calculated in accordance with GAAP. Cash expenditures for various long-term assets (such as renewal and replacement capital expenditures, with the exception of NOI), interest expense (for EBITDA, EBITDAre, Adjusted EBITDAre and NOI purposes only) severance expense related to significant property-level reconfiguration and other items have been, and will be, made and are not reflected in the EBITDA, EBITDAre, Adjusted EBITDAre, and NOI presentations. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our consolidated statements of operations and consolidated statements of cash flows in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures. Additionally, EBITDA, EBITDAre, Adjusted EBITDAre and NOI should not be considered as a measure of our liquidity or indicative of funds available to fund our cash needs, including our ability to make cash distributions. Similarly, EBITDAre and Adjusted EBITDAre, include adjustments for the pro rata share of our equity investments. Our equity investments consist of interests ranging from 11% to 67% in eight domestic and international partnerships that own a total of 10 properties and a vacation ownership development. Due to the voting rights of the outside owners, we do not control and, therefore, do not consolidate these entities. The non-controlling partners in consolidated partnerships primarily consist of the approximate 1% interest in Host LP held by outside partners, and a 15% interest held by outside partners in a partnership owning one hotel for which we do control the entity and, therefore, consolidate its operations. These pro rata results for EBITDAre and Adjusted EBITDAre were calculated as set forth in the definitions above. Readers should be cautioned that the pro rata results presented in these measures for equity investments may not accurately depict the legal and economic implications of our investments in these entities. Notes to supplemental financial information

Non-GAAP financial measures (continued) Hotel Property Level Operating Results We present certain operating results for our hotels, such as hotel revenues, expenses, food and beverage profit, and EBITDA (and the related margins), on a hotel-level pro forma basis as supplemental information for our investors. Our hotel results reflect the operating results of our hotels as discussed in “All Owned Hotel Pro Forma Operating Statistics and Results” above. We present all owned hotel pro forma EBITDA to help us and our investors evaluate the ongoing operating performance of our hotels after removing the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization expense). Corporate-level costs and expenses also are removed to arrive at property-level results. We believe these property-level results provide investors with supplemental information about the ongoing operating performance of our hotels. All owned hotel pro forma results are presented both by location and for the Company’s properties in the aggregate. We eliminate from our hotel level operating results severance costs related to broad-based and significant property-level reconfiguration that is not considered to be within the normal course of business, as we believe this elimination provides useful supplemental information that is beneficial to an investor’s understanding of our ongoing operating performance. We also eliminate depreciation and amortization expense because, even though depreciation and amortization expense are property-level expenses, these non-cash expenses, which are based on historical cost accounting for real estate assets, implicitly assume that the value of real estate assets diminishes predictably over time. As noted earlier, because real estate values historically have risen or fallen with market conditions, many real estate industry investors have considered presentation of historical cost accounting for operating results to be insufficient. Because of the elimination of corporate-level costs and expenses, gains or losses on disposition, certain severance expenses and depreciation and amortization expense, the hotel operating results we present do not represent our total revenues, expenses, operating profit or net income and should not be used to evaluate our performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our consolidated statements of operations include such amounts, all of which should be considered by investors when evaluating our performance. While management believes that presentation of all owned hotel results is a supplemental measure that provides useful information in evaluating our ongoing performance, this measure is not used to allocate resources or to assess the operating performance of each of our hotels, as these decisions are based on data for individual hotels and are not based on all owned hotel results in the aggregate. For these reasons, we believe all owned hotel operating results, when combined with the presentation of GAAP operating profit, revenues and expenses, provide useful information to investors and management. Notes to supplemental financial information

Non-GAAP financial measures (continued) Credit Facility – Leverage, Unsecured Interest Coverage and Consolidated Fixed Charge Coverage Ratios Host’s credit facility contains certain financial covenants, including allowable leverage, unsecured interest coverage and fixed charge ratios, which are determined using EBITDA as calculated under the terms of our credit facility (“Adjusted Credit Facility EBITDA”). The leverage ratio is defined as net debt plus preferred equity to Adjusted Credit Facility EBITDA. The unsecured interest coverage ratio is defined as unencumbered Adjusted Credit Facility EBITDA to unsecured consolidated interest expense. The fixed charge coverage ratio is defined as Adjusted Credit Facility EBITDA divided by fixed charges, which include interest expense, required debt amortization payments, cash taxes and preferred stock payments. These calculations are based on pro forma results for the prior four fiscal quarters, except as noted under the amendments, giving effect to transactions such as acquisitions, dispositions and financings as if they occurred at the beginning of the period. The credit facility also incorporates by reference the ratio of unencumbered assets to unsecured indebtedness test from our senior notes indentures, calculated in the same manner, and the covenant is discussed below with the senior notes covenants. Additionally, total debt used in the calculation of our leverage ratio is based on a “net debt” concept, under which cash and cash equivalents in excess of $100 million are deducted from our total debt balance. Management believes these financial ratios provide useful information to investors regarding our compliance with the covenants in our credit facility and our ability to access the capital markets, in particular debt financing. Senior Notes Indenture – Indebtedness Test, Secured Indebtedness to Total Assets Test, EBITDA-to-Interest Coverage Ratio and Ratio of Unencumbered Assets to Unsecured Indebtedness Host’s senior notes indentures contains certain financial covenants, including allowable indebtedness, secured indebtedness to total assets, EBITDA-to-interest coverage and unencumbered assets to unsecured indebtedness. The indebtedness test is defined as adjusted indebtedness, which includes total debt adjusted for deferred financing costs, divided by adjusted total assets, which includes undepreciated real estate book values (“Adjusted Total Assets”). The secured indebtedness to total assets is defined as secured indebtedness, which includes mortgage debt and finance leases, divided by Adjusted Total Assets. The EBITDA-to-interest coverage ratio is defined as EBITDA as calculated under our senior notes indenture (“Adjusted Senior Notes EBITDA”) to interest expense as defined by our senior notes indenture. The ratio of unencumbered assets to unsecured indebtedness is defined as unencumbered adjusted assets, which includes Adjusted Total Assets less encumbered assets, divided by unsecured debt, which includes the aggregate principal amount of outstanding unsecured indebtedness plus contingent obligations. Under the terms of the senior notes indentures, interest expense excludes items such as the gains and losses on the extinguishment of debt, deferred financing charges related to the senior notes or the credit facility, amortization of debt premiums or discounts that were recorded at issuance of a loan to establish its fair value and non-cash interest expense, all of which are included in interest expense on our consolidated statement of operations. As with the credit facility covenants, management believes these financial ratios provide useful information to investors regarding our compliance with the covenants in our senior notes indentures and our ability to access the capital markets, in particular debt financing. Notes to supplemental financial information

Non-GAAP financial measures (continued) Limitations on Credit Facility and Senior Notes Credit Ratios These metrics are useful in evaluating the Company’s compliance with the covenants contained in its credit facility and senior notes indentures. However, because of the various adjustments taken to the ratio components as a result of negotiations with the Company’s lenders and noteholders they should not be considered as an alternative to the same ratios determined in accordance with GAAP. For instance, interest expense as calculated under the credit facility and senior notes indenture excludes the items noted above such as deferred financing charges and amortization of debt premiums or discounts, all of which are included in interest expense on our consolidated statement of operations. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of performance. In addition, because the credit facility and indenture ratio components are also based on pro forma results for the prior four fiscal quarters, giving effect to transactions such as acquisitions, dispositions and financings as if they occurred at the beginning of the period, they are not reflective of actual performance over the same period calculated in accordance with GAAP. Notes to supplemental financial information